EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Baja Custom Design, Inc. (the “Company”), for the quarter ended June 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, Linda Masters, chief executive officer of the Company, and Kathleen Chula, chief financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to her knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:

/s/ Linda Masters

Linda Masters

Chief Executive Officer

By:

/s/ Kathleen Chula

Kathleen Chula

Chief Financial Officer

Dated:  August 6, 2018